                                                                 EXHIBIT 10.31


                                SWAP TRANSACTION


DATE:             August 21, 1996

TO:               Mr. Marvin Banks
                  Gables Realty Limited Partnership
                  2859 Paces Ferry Road
                  Suite 1450
                  Atlanta,  Georgia   30339
                  Phone:   (770)438-5501
                  Fax:     (770)435-7434

FROM:             First Union National Bank of Georgia

SUBJECT:          Interest Rate Swap

REF. NO.:         30108/37062
--------------------------------------------------------------------------------

Dear Mr. Banks:

         The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between Gables Realty Limited Partnership ("Counterparty") and First Union National Bank of Georgia ("First Union") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         If you and we are parties to a Master Agreement that sets forth the general terms and conditions applicable to Swap Transactions between us (a "Swap Agreement"), this Confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If you and we are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, a Swap Agreement upon its execution by you and us. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation except as expressly modified below. In addition, if a Swap Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

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         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in (or refrained from engaging in ) substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Swap Transaction to which this Confirmation relates on the terms and conditions set forth below.

         If on any Calculation Date (or if, for any Calculation Period, as applicable), (a) the product of the Fixed Rate and the Fixed Rate Day Count Fraction exceeds the product of the Floating Rate (plus or minus the Spread, if applicable) and the Floating Rate Day Count Fraction, the Fixed Rate Payer shall pay the Floating Rate Payer, on the relevant Payment Date, an amount equal to such excess multiplied by the Notional amount, (b) the product of the Floating Rate (plus or minus the spread, if applicable) and the Floating Rate Day Count Fraction exceeds the product of the Fixed Rate and the Fixed Rate Day Count Fraction, the Floating Rate Payer shall pay the Fixed Rate Payer, on the relevant Payment Date, an amount equal to such excess multiplied by the Notional Amount, or (c) the Product of the Fixed Rate and the Fixed Rate Day Count Fraction is equal to the product of the Floating Rate (plus or minus the spread, if applicable) and the Floating Rate Day Count Fraction, no amount shall be due by either side on the relevant Payment Date. Each party's obligation to make payment of any amount which would otherwise be due hereunder on a Payment Date shall be automatically satisfied and discharged by payment of the net amount due on such Payment Date, determined in the forgoing manner.

         This confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provisions contained in the Swap Agreement.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:


         Transaction Type:                           Interest Rate Swap

         Trade Date:                                 August 20, 1996

         Effective Date:                             August 30, 1996

         Termination Date:                           August 30, 1999, subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention,
                                                     provided that if the
                                                     Floating Rate Option (of
                                                     the Designated Maturity,
                                                     but disregarding any
                                                     Spread) for a Calculation
                                                     Period is equal to or
                                                     greater than 6.26%, the
                                                     Termination Date shall be
                                                     the first day of that
                                                     Calculation Period.

         Notional Amount:                            $44,530,000.00



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
Fixed Amounts:

         Fixed Rate Payer:                  Counterparty

         Fixed Rate Payer Payment Dates:    Monthly on the 30th day of
                                            each month or the last
                                            day in February commencing
                                            September 30, 1996,
                                            through and including the
                                            Termination Date, subject
                                            to the Modified
                                            Following Business Day
                                            Convention.

         Fixed Rate:                        5.3475%

         Fixed Rate Day Count Fraction:     Actual/360

Floating Amounts:

         Floating Rate Payer:               First Union

         Floating Rate Payer Payment Dates: Monthly on the 30th day of
                                            each month or the last
                                            day in February commencing
                                            September 30, 1996,
                                            through and including the
                                            Termination Date, subject
                                            to the Modified Following
                                            Business Day Convention.

Floating Rate for Initial
             Calculation
                  Period:                   To be determined 2 Business
                                            Days prior to the
                                            Effective Date.

         Floating Rate Option:              USD-LIBOR-BBA

         Designated Maturity:               1 Month

         Spread:                            None

         Floating Rate Day Count Fraction:  Actual/360

         Reset                              Dates: Monthly on the 30th
                                            day of each month or the last
                                            day in February commencing
                                            August 30, 1996, through and
                                            including July 30, 1999, subject
                                            to the Modified Following
                                            Business Day Convention.

         Compounding:                       Inapplicable

Calculation Agent:                          First Union

Business Days:                              New York



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
Payments to First Union:                    First Union Charlotte
                                            Capital Markets
                                            Attention: Derivatives Desk
                                            Fed. ABA No. 053000219
                                            Ref. No.:  30108/37062

Payments to Counterparty:                   Please forward instruction to FUNB-NC.
                                            No payments will be made prior to receipt of
                                            Counterparty's payment instructions.

First Union Settlements:                    Jay Saunders
                                            Derivatives Desk
                                            Ph. No.: 704-383-1187
                                            Fax No.: 701-383-9139

First Union Address:                        One First Union Center
                                            301 South College Street DC4
                                            Charlotte,  NC  28288-0601




Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us.

                                       Very truly yours,

                                       FIRST UNION NATIONAL BANK
                                       OF GEORGIA

                                       By:     /s/ Joseph M. Nenichka
                                          --------------------------------
                                       Name:   Joseph M. Nenichka
                                       Title:  Vice President
                                       Date:   8/21/96

                                       By:     /s/ Delene M. Travella
                                          --------------------------------
                                       Name:   Delene M. Travella
                                       Title:  Assistant Vice President
                                       Date:   8/21/96

Accepted and confirmed as of the
date first above written:
GABLES REALTY LIMITED PARTNERSHIP

By:      /s/ Marvin R. Banks, Jr.
         ------------------------
Name:    Marvin R. Banks, Jr.
Title:   Vice President
Date:    8/23/96